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                                                                    EXHIBIT 4.16
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
                                                                                                    SHARES

        COMMON STOCK                                                                              COMMON STOCK


                                                   SHOPPING.COM
                                 INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA


                                                  CUSIP 82509Q 10  6
                                        SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


is the owner of


                         FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                                  ------------------ SHOPPING.COM --------------------
                      transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
                      Agent and Registrar.

                      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                      Dated:

            COUNTERSIGNED AND REGISTERED
            U.S. STOCK TRANSFER CORPORATION

                 TRANSFER AGENT            [SEAL OF SHOPPING.COM INC.]      /s/ Kristine E. Webster     /s/ Robert J. McNulty
                 AND REGISTRAR                                             -------------------------    -----------------------
    BY                                                                     Secretary                    Chief Executive Officer
                 AUTHORIZED OFFICER
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                                 SHOPPING.COM

     The Corporation shall furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of capital shares of the Corporation or series thereof and the qualifications, limitations or restrictions of each preference and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants common                    UNIF GIFT MIN ACT-...........Custodian...............
TEN ENT  - as tenants by the entireties                              (Cust)              (Minor)
JT TEN   - as joint tenants with right of                            under Uniform Gifts to Minors
           survivorship and not as tenants                           Act.............................
           in common                                                            (State)

                                                UNIF TRF MIN ACT-........Custodian (until age.......)
                                                                 (Cust)
                                                                 ............under Uniform Transfers
                                                                   (Minor)
                                                                 to Minors Act.......................
                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                   ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------


-------------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          SHARES
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------

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

                                                                  X
                                                                    ---------------------------------------------------------------

                                                                  X
                                                                    ---------------------------------------------------------------
                                                                THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                                                WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                                                ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
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SIGNATURE(S) GUARANTEED:



BY
   ----------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15